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                                  EXHIBIT 10.1



                                 AMENDMENT NO. 5
                             TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT (the "Amendment") is made and entered into at Santa Barbara, California, on the date hereinafter set forth by and between GARY S. KLEDZIK, PH.D. (hereinafter referred to as the "Employee") and PDT, INC., a Delaware Corporation (hereinafter referred to as the "Employer").

WHEREAS:

     A. The Employer and the Employee are parties to an Employment Agreement effective as of DECEMBER 31, 1989, and Amendments No. 1 through 4 thereto (the "Employment Agreement").

     B. The parties hereto wish to amend the Employment Agreement in certain respects.

     NOW,   THEREFORE,   in   consideration   of  the  premises,   promises  and
representations hereinafter contained, it is agreed as follows:

     1. Effective DECEMBER 9, 1996, the expiration dates of the Options listed on Exhibit B attached hereto are amended to be ten (10) years from the date of grant, or upon termination of employment, which ever occurs first.

     2.  Effective  JANUARY 1, 1997,  the section  entitled
EMPLOYEE COMPENSATION on Exhibit A to the Employment Agreement is hereby amended to read as follows:

     EMPLOYEE  COMPENSATION

     TWO  HUNDRED  THOUSAND  DOLLARS ($200,000) PER ANNUM.

     3. In all other respects, the Employment Agreement is hereby ratified, confirmed and approved in its entirety.




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     IN WITNESS  WHEREOF,  the parties  hereto have executed this Amendment on this 13th day of January,  1997.

                                   EMPLOYER:
                                   PDT, INC.
                                   a Delaware Corporation By:

                                   S/ DAVID E. MAI
                                   ---------------
                                   David E. Mai
                                   President


                                   EMPLOYEE:
                                   /S/ GARY S.  KLEDZIK,  PH.D.
                                   --------------------------------------
                                   Gary S. Kledzik, Ph.D.